INCOME TAXES (Details 1) - USD ($)	Dec. 31, 2017	Dec. 31, 2016
Total deferred tax asset	$ 514,338	$ 517,343
Valuation allowance	(514,338)	(517,343)
Deferred tax asset, net
United States [Member]
Net operating loss carry forward	399,115	329,848
Greece [Member]
Net operating loss carry forward	53,177	176,443
Cyprus [Member]
Net operating loss carry forward	11,274	11,052
United Kingdom [Member]
Net operating loss carry forward	$ 50,772	$ 11,052